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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
CLICK COMMERCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CLICK COMMERCE, INC.
200 East Randolph Drive
52nd Floor
Chicago, Illinois 60601
(312) 482-9006

DEFINATIVE ADDITIONAL MATERIALS

Dear Shareholder:

        Enclosed please find a revised proxy card for the proxy being solicited on behalf of the Board of Directors (the "Board") of Click Commerce, Inc., a Delaware corporation (the "Company"), for use at the 2005 Annual Meeting of Shareholders to be held on May 5, 2005 (the "Annual Meeting") at 11:30 a.m., Central Daylight Time, or any adjournment or postponement thereof, for the purposes set forth in the Proxy Statement and in the accompanying Notice of Annual Meeting mailed to shareholders of the Company on or about April 8, 2005.

        The previous proxy card incorrectly listed the names of the directors standing for election at the Annual Meeting.

        Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage pre-paid if mailed in the United States) is enclosed for that purpose. Even if you have already returned the proxy previously delivered to you, please also complete the enclosed proxy card. Only your latest-dated proxy will be counted at the Annual Meeting.

        Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

By order of the Board of Directors

Justin C. Dearborn Secretary

Proxy—Click Commerce, Inc.

200 East Randolph Drive, 52nd Floor, Chicago, Illinois 60601
Proxy for Annual Meeting of Shareholders Solicited on Behalf of the Board of Directors

        The undersigned shareholder of Click Commerce, Inc., a Delaware corporation (the "Company"), hereby appoints MICHAEL W. FERRO, JR. and MICHAEL W. NELSON, or either of them, with full power of substitution in each of them, to attend the 2005 Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 5, 2005, at 11:30 A.M., Central Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

        The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director as described in the Proxy Statement, "for" the approval of the 2005 Employee Stock Purchase Plan and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors
1.	The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew J. McKenna	☐	☐
02 - William J. Devers, Jr.	☐	☐
03 - Jack F. Sandner	☐	☐
04 - June E. Drewry	☐	☐

B    Issue

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	To approve the 2005 Employee Stock Purchase Plan.	☐	☐	☐
Any other matters which may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

MARK THIS BOX WITH AN X IF YOU PLAN TO
ATTEND THE MEETING.                        ☐

C    Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Note: Please sign as name appears hereon. Joint owners should both sign. When signing as attorney, executor, administrator, guardian or officer, please give full title under signature. If this proxy is being submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X                        H H H                        P P P P                        005640                                 +

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DEFINATIVE ADDITIONAL MATERIALS